Exhibit 10.1

FOURTH AMENDMENT TO INDEMNIFICATION TRUST AGREEMENT, dated October 5, 2016 (“Fourth Amendment”), by and among J. C. Penney Company, Inc., a Delaware corporation, and J. C. Penney Corporation, Inc., a Delaware corporation and wholly-owned subsidiary of J. C. Penney Company, Inc. (herein collectively called the “Company”), and SunTrust Bank, a bank organized and existing under the laws of the State of Georgia, as successor trustee.

The Company and JPMorgan Chase Bank (as successor to Chemical Bank) (“JPM”) have heretofore executed an Indemnification Trust Agreement, dated as of July 30, 1986, as amended March 30, 1987, January 27, 2002 and June 1, 2008 (“Trust Agreement”), for the benefit of the Indemnitees (as defined on page 1 of the Trust Agreement). Pursuant to Section 5(d) of the Trust Agreement, following the resignation of JPM as Trustee under the Trust Agreement, the Company, with the consent of the Representatives (as defined in Section 4(a) of the Trust Agreement), has appointed SunTrust Bank as successor Trustee under the Trust Agreement (“Successor Trustee”). Upon the written consent of the Representatives, the Company and the Successor Trustee now wish to amend the Trust Agreement as described below to reflect the appointment of the Successor Trustee.

NOW, THEREFORE, the Company and the Successor Trustee agree that:

1.	The title page of the Trust Agreement shall be amended and restated in its entirety as follows:

INDEMNIFICATION TRUST AGREEMENT

by and among

J. C. PENNEY COMPANY, INC.,

J. C. PENNEY CORPORATION, INC.

and

SUNTRUST BANK

2.	The first paragraph on page 1 of the Trust Agreement shall be amended and restated in its entirety as follows:

“INDEMNIFICATION TRUST AGREEMENT (“Trust Agreement”) dated as of July 30, 1986, as amended March 30, 1987, as further amended January 27, 2002, and as further amended June 1, 2008, by and among J. C. Penney Company, Inc., a Delaware corporation, J. C. Penney Corporation, Inc. (formerly known as J. C. Penney Company, Inc.), a Delaware corporation and wholly-owned subsidiary of J. C. Penney Company, Inc. (herein collectively called the “Company”), and SunTrust Bank, a bank organized and existing under the laws of the State of Georgia, as trustee (“Trustee”), for the benefit of the Indemnitees (as hereinafter defined), which Indemnitees shall be the beneficiaries of the trust created hereby (“Trust”).”

3.	All references to the Trustee in the Trust Agreement shall be deemed to refer to SunTrust Bank, as successor Trustee.

4.	The notice address of the Trustee in Section 9(i) of the Trust Agreement shall be amended and restated in its entirety as follows:

if to the Trustee, to:

SunTrust Bank
919 East Main Street, 7th Floor
Richmond, Virginia 23219
Attn: Byron Roldan

5.	This Fourth Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together constitute one and the same instrument.

6.	This Fourth Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Fourth Amendment as of the date(s) set forth below.

J. C. PENNEY COMPANY, INC.

ATTEST
By:     /s/ Edward Record
Name:     Edward Record
Title:     Executive Vice President and Chief
Financial Officer

By:     /s/ Michael Porter
Name:     Michael Porter
Title:     Vice President, Treasurer

J. C. PENNEY CORPORATION, INC.

ATTEST
By:     /s/ Edward Record
Name:     Edward Record
Title:     Executive Vice President and Chief
Financial Officer

By:     /s/ Michael Porter
Name:     Michael Porter
Title:     Vice President, Treasurer

SUNTRUST BANK

ATTEST
By: /s/     Nickida Dooley
Name:     Nickida Dooley
Title:     Vice President

By:     /s/ Byron Roldan
Name:     Byron Roldan
Title:     Trust Officer

CONSENT OF REPRESENTATIVES
The undersigned, being all of the Representatives, as defined in the Indemnification Trust Agreement among J. C. Penney Company, Inc., J. C. Penney Corporation, Inc. and JPMorgan Chase Bank dated as of July 30, 1986, as amended, DO HEREBY UNANIMOUSLY ADOPT the following resolutions:

WHEREAS, JPMorgan Chase Bank has notified J. C. Penney Company, Inc., J. C. Penney Corporation, Inc. (together with J. C. Penney Company, Inc., the “Company”) and the Representatives, as defined in the Indemnification Trust Agreement among the Company and JPMorgan Chase Bank, dated as of July 30, 1986, as amended (the “Trust Agreement”), of its resignation as Trustee under the Trust Agreement; and
WHEREAS, the Company has proposed to appoint SunTrust Bank as successor Trustee under the Trust Agreement.
NOW, THEREFORE, BE IT RESOLVED that the Representatives consent to the appointment of SunTrust Bank as successor Trustee under the Trust Agreement; and
FURTHER RESOLVED that the Fourth Amendment to Indemnification Trust Agreement, in substantially the form attached hereto, is hereby approved.

Dated as of September 21, 2016
/s/ Colleen C. Barrett
Colleen C. Barrett

/s/ Amanda Ginsberg
Amanda Ginsberg

/s/ J. Paul Raines
J. Paul Raines

/s/ R. Gerald Turner
R. Gerald Turner